UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  June 16, 2011

MOVADO GROUP, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-16497	13-2595932
(Commission File Number)	(I.R.S. Employer Identification No.)

650 From Road, Suite 375 Paramus, NJ	07652-3556
(Address of principal executive offices)	(Zip Code)

(201) 267-8000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On June 16, 2011, Movado Group, Inc. (the “Company”) entered into an amendment dated as of June 1, 2011 (the “Third Amendment”) to its license agreement dated as of November 18, 2005 (as previously amended, the “License Agreement”) with L.C. Licensing, Inc. (“Licensor”) pursuant to which Licensor agreed to license to the Company certain intellectual property, including the trademark JUICY COUTURE and related marks. The Third Amendment extends the term of the License Agreement for an additional five years through December 31, 2016; establishes minimum Net Sales and a Guaranteed Minimum Royalty (each as defined in the License Agreement) for each year through 2016; and clarifies that a portion of Licensee’s advertising contribution shall be used for co-op marketing activities in connection with retail operations and e-commerce.

The Company intends to file the Third Amendment as an exhibit to its next periodic report and will seek confidential treatment of certain terms of the Third Amendment at such time.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2011 Annual Meeting of Shareholders of the Company held on June 16, 2011, the shareholders approved an amendment and restatement, effective as of February 1, 2011, of the Company’s Executive Performance Plan (the “Executive Plan”), originally established effective February 1, 2001 and subsequently amended and restated effective February 1, 2007.  The Executive Plan will terminate on January 31, 2016.

Purpose of the Executive Plan.  The purpose of the Executive Plan is to establish a program of incentive compensation for the Company’s principal executive officer and the other three most highly compensated executive officers (the “Covered Employees”) that is directly related to the performance results of the Company.

Administration.  The Executive Plan is administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”).  The Committee is composed of two or more members of the Board, each of whom is required to be an “outside director” (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”)).  The Committee has the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Executive Plan, including authority to establish the maximum bonus award which may be earned by each Covered Employee, to establish the performance goals upon which such bonus awards shall be based, calculate and determine each Covered Employee’s level of attainment of such performance goals, and calculate the bonus award for each Covered Employee based upon such level of attainment.

Bonus Awards and Performance Goals.  The Executive Plan provides that for each fiscal year (the “Performance Period”), no bonuses shall be payable thereunder to the Covered Employees unless the Company’s earnings per share for the Performance Period, calculated in accordance with generally accepted accounting principles as consistently applied by the Company (“EPS”), equal or exceed the EPS target (the “Performance Goal”) for the Performance Period.  If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Criteria to be unsuitable, the Committee may modify such Performance Criteria or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made if the effect would be to cause a bonus award to fail to qualify for the performance-based compensation exception to Section 162(m).  If the Performance Goal is met or exceeded for any Performance Period, the maximum aggregate bonus amount payable to all of the Covered Employees may not exceed a total of $5 million which also means that no individual Covered Employee may receive more than that amount for any Performance Period and if that total maximum amount were to be paid to any one such Covered Employee for any Performance Period then the others could not be paid any bonus under the Executive Plan.  The Committee retains the right to reduce or eliminate entirely any bonus payments to any or all of the Covered Employees.  If the minimum Performance Goal for a Performance Period is not met, no bonus payments will be made to the Covered Employees under the Executive Plan.

The preceding description of the Executive Plan is qualified in its entirety by reference to the full text of the Executive Plan. The Executive Plan was filed as Appendix A to the Company’s 2011 Proxy Statement, and the terms thereof are incorporated herein by reference.

Item 5.07.      Submission of Matters to a Vote of Security Holders.

(a)                 Annual Meeting. The 2011 Annual Meeting of Shareholders of the Company was held on June 16, 2011.

(b)                 Matters Voted Upon; Voting Results.  The following matters were submitted for a vote of the Company’s shareholders.

Matter One.   Election of Directors.     Each of the ten nominees listed below was elected a director of the Company to hold office until the next annual meeting of the shareholders and until his or her successor has been elected and qualified.

Nominee	Number of Shares Voted For	Number of Shares Withheld	Number of Broker Non-Votes
Margaret Hayes Adame	80,511,456	811,241	1,572,107
Richard J. Coté	81,187,672	135,025	1,572,107
Efraim Grinberg	81,193,593	129,104	1,572,107
Alex Grinberg	81,126,082	196,615	1,572,107
Alan H. Howard	81,193,218	129,479	1,572,107
Richard Isserman	81,204,544	118,153	1,572,107
Nathan Leventhal	80,262,920	1,059,777	1,572,107
Donald Oresman	81,183,871	138,826	1,572,107
Maurice Reznik	81,149,824	172,873	1,572,107
Leonard L. Silverstein	80,508,041	814,656	1,572,107

Matter Two.     Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2012.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
82,846,375	46,145	2.284	---

 Matter Three.   Approval of an amendment and restatement of the Company’s Executive Performance Plan effective as of February 1, 2011, originally established effective February 1, 2001 and subsequently amended and restated effective February 1, 2007.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
81,118,149	198,066	6,482	1,572,107

Matter Four.     Adoption, on an advisory basis, of a resolution approving the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the Company’s 2011 Annual Meeting of Shareholders.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
80,984,349	172,038	166,310	1,572,107

Matter Five.     Determination, on an advisory basis, of the frequency of the advisory shareholder vote on the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Number of Shares Abstaining	Number of Broker Non-Votes
79,285,293	10,386	1,852,064	174,954	1,572,107

(c)         Not Applicable.

(d)                 Disclosure Regarding Frequency of Shareholder Advisory Vote on Executive Compensation.  A majority of the votes cast by the Company’s shareholders were voted to hold an advisory vote on executive compensation annually. After considering this preference of a majority of the Company’s shareholders, the Company’s Board of Directors determined, at a meeting held on June 16, 2011, that the Company will hold a non-binding advisory vote on the compensation of its named executive officers on an annual basis until the next non-binding shareholder vote on the frequency of future advisory votes on executive compensation is taken.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2011
MOVADO GROUP, INC.

By:	/s/ Timothy F. Michno
Name: Timothy F. Michno
Title: General Counsel